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                                                                    EXHIBIT 99.1


[PSYCHIATRIC SOLUTIONS, INC. LOGO]



CONTACT:
Brent Turner
Vice President, Treasurer and
Investor Relations
(615) 312-5700


           PSYCHIATRIC SOLUTIONS WILL NOT PRESENT AT THE MERRILL LYNCH
          HEALTH SERVICES INVESTOR CONFERENCE DUE TO RECENT FILING OF
               REGISTRATION STATEMENT FOR PROPOSED STOCK OFFERING

                                -----------------

       AFFIRMS 2005 EARNINGS GUIDANCE OF $1.43 TO $1.50 PER DILUTED SHARE,
                      INCLUSIVE OF PROPOSED STOCK OFFERING


FRANKLIN, Tenn. (November 29, 2004) - Psychiatric Solutions, Inc. ("PSI") (NASDAQ: PSYS) today announced that it will not present at the Merrill Lynch Health Services Investor Conference because of its recent filing of a registration statement with the Securities and Exchange Commission covering the public offering of 3,000,000 shares of its Common Stock. As previously announced, PSI was scheduled to present Tuesday, November 30, 2004, at 12:30 p.m. Eastern.

         PSI also today affirms its guidance for 2005 earnings per diluted share in a range of $1.43 to $1.50. This guidance includes the anticipated effect of the proposed stock offering and does not include any impact from future acquisitions.

         This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of PSI and its management. PSI's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to: (1) the ability of PSI to complete the proposed stock offering under the anticipated terms and schedule; (2) potential competition that alters or impedes PSI's acquisition strategy by decreasing PSI's ability to acquire additional



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PSI/Merrill Lynch Conference
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November 29, 2004


facilities on favorable terms; (3) the ability of PSI to improve the operations of acquired facilities; (4) the ability to maintain favorable and continuing relationships with physicians who use PSI's facilities; (5) the ability to receive timely additional financing on terms acceptable to PSI to fund PSI's acquisition strategy and capital expenditure needs; (6) risks inherent to the healthcare industry, including the impact of unforeseen changes in regulation, reimbursement rates from federal and state healthcare programs or managed care companies and exposure to claims and legal actions by patients and others; and
(7) potential difficulties in integrating the operations of PSI with recently acquired operations. The forward-looking statements herein are qualified in their entirety by the risk factors set forth in PSI's filings with the Securities and Exchange Commission, including the factors listed in the Annual Report on Form 10-K for fiscal year 2003 filed on March 25, 2004 under the caption "Risk Factors." PSI undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof.

         PSI offers an extensive continuum of behavioral health programs to critically ill children, adolescents and adults through its operation of 34 owned or leased freestanding psychiatric inpatient facilities with more than 4,000 beds. PSI also manages freestanding psychiatric inpatient facilities for government agencies and psychiatric inpatient units within medical/surgical hospitals owned by others.

         A registration statement relating to the proposed public offering of 3,000,000 shares of PSI Common Stock has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state of which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

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